UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 10, 2018
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company (Corporate Office Properties Trust) ☐
Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Corporate Office Properties Trust ☐
Corporate Office Properties, L.P. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 10, 2018, Corporate Office Properties Trust (the “Company”) held its 2018 Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•	the election of eight trustees, each for a one-year term;

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•
approval of an amendment of Article XI of the Company’s Amended and Restated Declaration of Trust to grant shareholders the right to approve a merger or other business combination by simple majority vote of all the votes entitled to be cast on the matter; and

•	an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement filed on March 28, 2018.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Thomas F. Brady	86,691,635	2,838,616	32,431	4,026,060
Stephen E. Budorick	88,318,754	1,211,294	32,634	4,026,060
Robert L. Denton, Sr.	86,458,276	3,071,640	32,766	4,026,060
Philip L. Hawkins	88,887,993	622,369	52,320	4,026,060
David M. Jacobstein	88,697,778	832,887	32,017	4,026,060
Stephen D. Kesler	87,429,175	2,101,375	32,132	4,026,060
C. Taylor Pickett	88,677,354	843,037	42,291	4,026,060
Lisa G. Trimberger	89,006,894	504,061	51,727	4,026,060

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	92,100,970	1,454,766	33,006	N/A

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 3: Approve Amendment to Amended and Restated Declaration of Trust Granting Shareholders the Right to Approve a Merger or Business Combination by Simple Majority Vote	89,475,369	48,561	38,752	4,026,060

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Proposal 4: Advisory Vote to Approve Compensation of Named Executive Officers	86,952,070	2,547,122	63,490	4,026,060

Item 9.01.             Financial Statements and Exhibits

Exhibit Number	Exhibit Title
3.1	Articles of Amendment of Amended and Restated Declaration of Trust of Corporate Office Properties Trust (1)

(1)	Incorporated herein by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on March 28, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	May 16, 2018	Dated:	May 16, 2018